UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 2)

FILED BY THE REGISTRANT |X|

FILED BY PARTY OTHER THAN THE REGISTRANT |_|

CHECK THE APPROPRIATE BOX:

      |X|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |_|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         PLANETLINK COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of filing fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11: _____

      (4)   Proposed maximum aggregate value of transaction: ____________

      (5)   Total fee paid: _________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid: __________

      (2)   Form, Schedule or Registration Statement No.: __________

      (3)   Filing party: __________

      (4)   Date Filed: _____

                         PLANETLINK COMMUNICATIONS, INC.
                               1415 BOOKHOUT DRIVE
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075

                           PRELIMINARY PROXY STATEMENT
                             AS OF NOVEMBER 7, 2005

                         PLANETLINK COMMUNICATIONS, INC.
                               1415 BOOKHOUT DRIVE
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075

November -, 2005

To Our Shareholders:

      You are cordially invited to attend the 2005 Annual Meeting of the Shareholders of Planetlink Communications, Inc. to be held at the offices of Andre & Blaustein, 127 Peachtree Street, N.E. Suite 700, Atlanta, Georgia 30303, on Friday, November -, 2005, at 2:00 p.m. Atlanta, Georgia time.

      At the meeting, we will report on the progress of your Company, comment on matters of interest and respond to your questions. Our annual report for 2004 is the Form 10-KSB for the period ended December 31, 2004 filed with the Securities and Exchange Commission. It has been mailed to you with this notice and the accompanying proxy soliciting material. The Form 10-KSB contains our financial statements, schedules and a list of the exhibits filed with the report. The entire report and the exhibits may be found on the SEC's EDGAR website. Go to www.sec.gov and follow the path to EDGAR.

      Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy in advance.

      We appreciate your continued interest in Planetlink Communications, Inc.

                                           Very truly yours,


                                           /s/  M. Dewey Bain
                                           -------------------------------------
                                           M. Dewey Bain,
                                           President and Chief Executive Officer

                         PLANETLINK COMMUNICATIONS, INC.
                               1415 BOOKHOUT DRIVE
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075

                  NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON NOVEMBER -, 2005

To the Shareholders of Planetlink Communications, Inc.:

      Notice is hereby given that the 2005 Annual Meeting of the Shareholders of Planetlink Communications, Inc. will be held at the offices of Andre & Blaustein, 127 Peachtree Street, N.E. Suite 700, Atlanta, Georgia 30303, on Friday, November - , 2005, at 2:00 p.m. Atlanta, Georgia time, for the following purposes:

1. To elect a board of directors composed of seven members for the following year. Management has nominated M. Dewey Bain, Darrell Carver, Shawn Chemtov, Mary Hitt, Harold Jackson, Richard L. Lapaglia, and Melvin Williams.

2. To vote upon a proposal to restate and amend the certificate of incorporation to: increase the number of authorized shares from 800 million to 1.5 billion;

3. To vote upon a proposal to restate and amend the certificate of incorporation to designate 150 million shares as preferred shares with terms to be determined by the Board of Directors;

4. To vote upon a proposal to restate and amend the certificate of incorporation to augment the indemnification provisions of the Georgia Corporation Code.

5.. To vote upon a proposal to ratify the selection of Chisholm, Bierwolf & Nilson LLC, certified public accountants, Bountiful, Utah, as our independent public accountants for the fiscal year ending December 31, 2005.

      To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Only shareholders of record at the close of business on September 6, 2005 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof. A list of the shareholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices, the address of which appears above.

      Shareholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                           By Order of the Board of Directors,


                                           /s/  M. Dewey Bain
                                           -------------------------------------
                                           M. Dewey Bain, President and Chief
                                           Executive Officer

PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Planetlink Communications, Inc., a Georgia corporation, to be voted at the 2005 Annual Meeting of Shareholders to be held at the offices of Andre & Blaustein, 127 Peachtree Street, N.E. Suite 700, Atlanta, Georgia 30303, on Friday, November -, 2005, at 2:00 p.m. Atlanta, Georgia time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of October 17, , 2005.

      The individuals named to act as proxies at the meeting in the accompanying form of proxy are M.Dewey Bain, our president, and Mary Hitt, one of our directors. A shareholder wishing to appoint some other person (who needs not be a shareholder of Planetlink Communications, Inc.) to represent him as a proxy at the meeting has the right to do so, either by inserting that person's name in the blank space provided in the form of proxy or by completing another form of proxy.

      Our principal executive office and mailing address is 1415 Bookhout Drive, Cumming, Georgia 30041.

      Solicitation of proxies by mail is expected to commence on November --, 2005, and the cost thereof will be borne by Planetlink Communications, Inc. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, and personal contact. Arrangements will be made with some of our record shareholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $5,000.

      We will only deliver one proxy statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this proxy statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

      Shareholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at our executive office.

      Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted:

1.    FOR the election of the seven nominees as directors named herein;

2. FOR the proposal to restate and amend the certificate of incorporation to increase the number of authorized shares from 800 million to 1.5 billion;

3. FOR the proposal to restate and amend the certificate of incorporation to provide for a class of preferred stock.

4. FOR the proposal to restate and amend the certificate of incorporation to augment Georgia Corporation Code indemnification provisions.

5. FOR the proposal to ratification of Chisholm, Bierwolf & Nilson LLC, certified public accountants, Bountiful, Utah, as our independent public accountants for the fiscal year ending December 31, 2005;

      By the proxies, in their discretion as they think in the best interests of the Company, on any other business that may properly come before the meeting.

PROXIES

      A PROXY WILL BE VALID IF IT IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF THE COMPANY, 10715 GULFDALE, SUITE 285, SAN ANTONIO, TX 78216, OR PRESENTED AT THE MEETING. EARLIER PROXIES MAY BE REVOKED OR REPLACED AT THE MEETING.

      Revocability - Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date.

STOCKHOLDER LISTS

      For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at our principal executive office.

VOTING SECURITIES

      Shareholders of record at the close of business on September 6, 2004, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 800,000,000 shares of common stock of which there were 699,742,243 shares issued and outstanding.

HOW VOTES WILL BE COUNTED

      The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our shareholders do not have cumulative voting rights.

      The quorum for the transaction of business at the meeting consists of shareholders present in person, or represented by proxy and holding not less than a majority of the outstanding shares of our common stock. Under the Georgia law, shares present at the meeting will be counted in determining whether a quorum is present whether or not they vote or abstain on any matter put to the stockholders. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

      If a broker does not have discretionary voting authority to vote shares for which it is the holder of record with respect to a particular matter at the annual meeting, the shares cannot be voted by the broker, although they will be counted in determining whether a quorum is present. Accordingly, broker non-votes and abstentions would have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of votes cast or shares voting on that matter.

      Under the Georgia law, the seven nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as directors. A simple majority of the votes cast at the meeting is required to approve Proposals 2, 3, 4, and 5.

PROPOSAL 1                    ELECTION OF DIRECTORS

      A board of seven directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. Each share can only be voted for seven nominees. The seven nominees receiving the highest number of votes will be elected.

      If, however, any of those nominated are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise their discretion to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election. Information concerning the nominees appears below.

VOTE REQUIRED

      Unless individual shareholders specify otherwise, each share will be voted for the election of the seven nominees named above. There is no cumulative voting.

      Our board of directors recommends that shareholders vote FOR the director nominees named below, and, unless a shareholder gives instructions on the proxy card to the contrary the proxies named thereon intend so to vote.

NOMINEES

      The following table sets forth information concerning each nominee as well as each director, officer, and each executive officer who is not a member of the Board.

NAME                       AGE       POSITION

M. Dewey Bain              54        President, CEO and Director, since 2002;
                                     Treasurer and CFO since 2003.

Harold D. Jackson, M.D.    44        Chairman and Secretary since 2001

Darrell T. Carver          42        Director since 2001

Shawn Chemtov              31        Director since August 2005

Mary Hitt                  57        Director since August 2005

Richard L. Lapaglia        54        Director since August 2005

Melvin Williams, Ph.D.     50        Director since 2001

      Our executive officers are appointed annually by our board of directors. There are no family relationships among our directors and executive officers.

      M. Dewey Bain was elected to our board of directors in August 2002 and appointed president in October 2002. In March 2003, Mr. Bain also was appointed Treasurer. In 1999 , Mr. Bain founded, and was, the principal partner and principal officer of Independent Trust Administrators, San Antonio, Texas. He held those positions until he joined the Company.. Mr. Bain has been a trial attorney for the Texas Department of Public Welfare and the City of San Antonio, Texas. Mr. Bain also served in the Judge Advocate General Corps (J.A.G.) of the United States Army Reserves for 10 years. Mr. Bain graduated from David Lipscomb College in 1971 with a Bachelor of Arts degree and earned his Juris Doctor degree from the University of Texas in 1975.

      Harold Jackson, M.D. has been Chairman and Secretary of Planetlink since in March 2003. Dr. Jackson is a pulmonary and critical care physician. During the past five years, he has been a partner with Southeastern Lung Care P. C. in Decatur and Conyers, Georgia, where he treats patients suffering from asthma, emphysema and other respiratory ailments. He has hospital affiliations with Dekalb Medical Center, Rockdale Hospital, Decatur Hospital, Newton General Hospital and Emory Northlake Regional Medical Center. He is an independent speaker for Glaxo and various other pharmaceutical companies.

      Darrell Carver graduated with a B.B.A. from Tennessee State University in 1985 and a J.D. from Howard University School of Law in 1990. In 1998, he formed Darrell T. Carver, P.C., Stone Mountain, Georgia. His focus areas were civil and criminal litigation, personal injury, medical malpractice, and negligence.Since 2001 he has been, and is currently a trial attorney with Thomas, Means, Gillis & Seay, P.C., Atlanta, Georgia. His areas of concentration are medical malpractice; catastrophic personal injury; nursing home negligence and abuse; class action and mass tort litigation; and general civil litigation. He was previously employed as a trial attorney for Sharon W. Ware & Associates. He has served as an Assistant District Attorney for Fulton County, Georgia and an associate attorney with Alston & Bird, LLP. Mr. Carver is admitted to the Georgia Bar, the U.S. Court of Appeals for the Eleventh Circuit, the United States District Court for the Northern District of Georgia, the Georgia Supreme Court, and the Georgia Court of Appeals in 1991. He is currently a member of the American Trial Lawyers Association, the Georgia Trial Lawyers Association, the American Bar Association, the National Bar Association, the Dekalb Bar Association and the DeKalb Lawyers Association.

      Shawn Chemtov became a director in August, 2005. From 1998 to August 2001, he was a Loan Officer specializing in retail mortgage placement for KNB Capital Corporation, a licensed mortgage lender, Boca Raton, Florida. In 2001 he became the Vice-President of retail mortgage placements with Yale Mortgage Corporation, a licensed mortgage lender in Miami, Florida. He held that position until July, 2004 when he formed C & S Mortgage Group Corp. Since its formation and at the present time, he has been, and is, the a principal stockholder and CEO of that company He received a bachelors degree in Business Management from the University of Miami (Florida) in 1997.

      Mary Hitt was elected to the board of directors in August 2005. She has been a CPA since 1975 and was the principal of Hitt & Associates, a corporate financial consulting firm in San Antonio, Texas from 1988 to 1998. From 1998 to 2001 she was the Vice President of Finance and Administration of Mini-Blind Company, a window covering company in San Antonio. From 2001 she operated Hitt & Associates until she became the Company's Director of Finance and Accounting in 2004. She received her B.A. degree in 1970 and thereafter qualified to take the CPA examination by taking business and accounting courses at St. Mary's University, San Antonio while employed in an accounting position. She is a member of the Texas Society of CPAs, the San Antonio Chapter of CPAs and the Texas State Board of Public Accountancy.

      Richard L. Lapaglia was elected to the board of directors in August 2005. He has been the Company's Director of Agent Programs and Director of Operations of Planettraks, Inc. the wholly owned subsidiary of Planetlink. He has held these positions since June, 2004. In these capacities he has supervised the companies support operations and manages its agent sales program. He worked for 14 years for MCI WorldCom and from 1996 to 2004 was a Director of Operations. He received his B.A. degree in business administration from Texas Lutheran University, Seguin, Texas in 1972.

      Melvin Williams, Ph.D., graduated with a B.A. degree in psychology from Emory University in 1975 and a M.S.W. degree from Atlanta University School of Social Work in 1978. In 1987, Dr. Williams received his Ph.D. in from Florida State University in social work. In 1979 Dr. Williams joined Clark Atlanta University as an instructor. He advanced over the years to the rank of Associate Professor at Clark Atlanta. In 1987 he became the director of its Undergraduate Program in Social Work. Concurrently while he was the director of the Undergraduate Program in Social Work, Dr. Williams worked on a part-time basis as a business and administrative consultant for several medical practices. In 2003, Dr. Williams resigned from Clark Atlanta and joined the Greater Atlanta Women's Healthcare Associates, a private OB/GYN group practice in Atlanta as its Practice Administrator and Chief Financial Officer. This is his sole current employment. The Greater Atlanta Women's Healthcare Associates had previously been one of his consulting clients. He published several professional articles while he was a Professor at Clark Atlanta. Dr. Williams has served on several professional and community advisory boards and is currently a Member of the Council on Social Work Education, an accreditation body for undergraduate and graduate programs in social work, and the One Hundred Black Men of America - Dekalb County chapter, an organization which works with African American males to complete their schooling.

BOARD MEETINGS AND COMMITTEES

      During the year ended December 31, 2004, our board of directors held 25 meetings. It has also held 25 meetings to date in 2005. All but two of the meetings in 2004 were by telephone conference call. All but four of the meetings held in 2005 to date were by telephone conference call. During 2004 and until August 2005, there were only four directors. Their attendance record is as follows:

                                    2004                      2005
                                    ----                      ----

M. Dewey Bain                       25                        25
Darrell Carver                      25                        25
Harold Jackson                      22                        24
Melvin Williams                     25                        24

      In August, 2005, Shawn Chemtov, Mary Hitt, and Richard Lapaglia were added to the board. Mr. Chemtov and Ms. Hitt attended the two meetings held since then and Mr. Lapaglia attended one of those meetings.

      Attendance at Stockholders Meetings

      The Company does not have a policy regarding Directors attending stockholders meetings, but certainly encourages it. All directors were present at last year's stockholders meeting except Harold Jackson.

      Committees, And The Lack Of A Majority Of Independent Directors

      The Board does not have formal separate committees as such, but performs the functions of the committees discussed here. Until August 2005, the four members of the board acted as such committees to perform the duties of those committees. Since their election to the Board in August 2005 Mr. Chemtov, Mr. Lapaglia, and Ms. Hitt have joined them when the board meets to perform these functions. The Company shares are only listed on the OTCBB market and consequently, the Company is not required to have a majority of its Board composed of independent directors. However, using the criteria of NASD Rule 4200(a)(15), Darell Carver and Melvin Williams, PhD may be deemed independent directors.

      In 2004 the Board established rules for Audit and Compensation Committees. These rules are Exhibits to the Proxy Statement for the 2004 Annual Meeting, which was filed with the SEC on its EDGAR site on October 26, 2004. The operating criteria for a Nominating Committee is embodied in that Proxy Statement. However, as further explained below, the procedural steps in that charter turned out to be too complex, and matters were handled more informally. Substance however was preserved. The Company's website, located at www.planetlink.com, is a marketing tool. The website does not contain corporate information and therefore does not contain the Company's committee rules.

      Nominations for the Board - The Company is so tiny, the Board meets so often and has such knowledge of the business, that it does not deem that the formation of a formal nominating committe would materially add to the management of the Company As already noted, of the four Board members during 2004 only Mr. Carver and Dr. Williams could be considered independent. In determining who the nominees for directors would be, M. Dewey Bain reported to the board in August, 2005. In his consideration, and in their consideration of his proposed nominees, they took into consideration and the Board took into consideration the business and professional experience of the candidates, the diversity of their backgrounds, their talents and perspectives and the other criteria set out in the nominating committee charter. Those include the integrity of each candidate, their broad based skills and their willingness to devote time to the duties of the Board and the Company. No specific weight was given to any specific criteria. In evaluating the candidates, the formal procedures set out in the nominating committee charter were not followed since they turned out to be too complex because of the small number of people involved in the evaluation process and their ability to communicate directly with the candidates and each other. Ms. Hitt and Mr. LaPaglia were known to the Board because they are executive employees of the company. Mr. Chemtov was recommended by a marketing consultant to the Company. The consultant was not paid for his recommendation.

      The Board will consider candidates for the Board recommended by Stockholders. Stockholders wishing to recommend director candidates for consideration as members of the Board may do so by writing the Company, giving the recommended candidate's name, biographical data, qualifications, and include his/her willingness to serve. Nominees will be considered based upon the criteria noted in the last preceeding paragraph and as set out in the nominating committee charter; namely, the business and professional experience of the candidates, the diversity of their backgrounds, their talents and perspectives, the integrity of each candidate, their broad based skills and their willingness to devote time to the duties of the Board and the Company. No specific weight will be given to any specific criteria, and candidates proposed by stockholders will be evaluated in the same manner as the Board has evaluated other candidates.

      Audit Committee Functions - No independent member of the Board has the qualifications which would qualify him as "Audit Committee Financial Expert" as that term is used in the SEC's regulations. The Company is so tiny, the Board meets so often and has such knowledge of the business, that it does not deem that the addition of such a person would materially add to the management of the Company. In reviewing the financial statements of the Company with its auditors, the Board acts as the audit committee, and follows the audit committee's charter. As such its responsibilities include:

      o appointing, approving the compensation of, and assessing the independence of our registered public accounting firm,

      o overseeing the work of our registered public accounting firm, including through the receipt and consideration of certain reports from the registered public accounting firm,

      o reviewing and discussing with management and our registered public accounting firm our annual and quarterly financial statements and related disclosures,

      o monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics,

      o establishing procedures for the receipt and retention of accounting related complaints and concerns,

      o     meeting with our registered public accounting firm and management

      Management has the primary responsibility for the preparation of the Company's financial statements and for maintaining an appropriate reporting process, including adequate systems of internal controls. In fulfilling its oversight responsibilities, the Board acting as an audit committee reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2004 with management, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures contained in the financial statements.

      The Committee reviewed with the Company's registered public accounting firm for the year ended December 31, 2004, Russell Bedford Stefanou Mirchandani, LLP ("Russell Bedford" or the "Auditors"), who is responsible for expressing an opinion as to the conformity of the Company's audited financial statements for that year with generally accepted accounting principles, the judgments of the Auditors as to the quality, not just the acceptability, of the Company's accounting principles and discussed such other matters as are required to be discussed with the Auditors under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has received the written disclosures and the letter from Russell Bedford required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Russell Bedford its independence from management and the Company including the compatibility of non-audit services with its independence.

      Meetings with the auditors were as follows: After the quarters ended June 30, 2004, and September 30, 2004 the entire board met by telephone conference call with the auditors to go over the financial statements for the respective quarters. Shortly before the audited financial statements for 2004 were filed as part of Form 10-KSB another conference call with the auditors by all the Board members to discuss the audited financial statements.

      Based upon their review and discussions of the financial statements of the Company for 2004, referred to above, those statements were accepted and included in its 10-KSB filed with the Securities and Exchange Commission and transmitted to stockholders along with this Proxy Statement.

The members of the Board at the time of each of these meetings were Messrs. Bain, Carver, Jackson, and Williams.

Compensation Committee - There have been no changes in cash compensation since January 1, 2004. When acting as a compensation committee the Board's responsibilities include:

      o annually reviewing and approving corporate goals and objectives relevant to CEO compensation,

      o     determining the CEO's compensation,

      o reviewing and approving, or making recommendations with respect to, the compensation of other executive officers,

      o making recommendations with respect to incentive compensation and equity-based plans,

      o overseeing and administering any incentive compensation and equity-based plans and

      o     reviewing directors' compensation.

      All of these matters were discussed from time to time by the Board at its regular meetings. Although it followed the criteria established for a compensation committee, there have been no meetings of the Board as a compensation committee.

COMPENSATION OF DIRECTORS

      Currently we pay directors who are not also our employees a fee of $250 in stock per meeting, whether held in person, or by telephone conference call. In the fiscal year ended December 31, 2004, we paid a total of $9,250 to our directors for their services as directors.

PRINCIPAL SHAREHOLDERS AND HOLDINGS BY OFFICERS AND DIRECTORS

      Information regarding the beneficial ownership of our common stock by our principal stockholders, management and the board of directors is noted below.

      The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by: (a) Each person who is known to own beneficially owns more than five percent of the outstanding shares of our common stock; (b) each of our directors; (c) each named executive officer; and (d) all directors and officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The information is as of December 31, 2004 except as indicated in the footnotes to this table. As of the date of this proxy statement, there were issued and outstanding 699,742,243 shares of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this proxy statement, there were issued and outstanding 699,742,243 shares of our common stock.

--------------------------------------------------------------------------------
                                    SHARES
                                    BENEFICIALLY
NAME OF BENEFICIAL OWNER (1)        OWNED *              % OF SHARES OUTSTANDING
--------------------------------------------------------------------------------
M. Dewey Bain                       165,922,393          23.7%
--------------------------------------------------------------------------------
Harold Jackson                        5,423,655           0.8%
--------------------------------------------------------------------------------
Darrell Carver                        1,064,393           0.2%
--------------------------------------------------------------------------------
Shawn Chemtov                                 0           0.0%
--------------------------------------------------------------------------------
Mary Hitt                             1,427,500           0.2%
--------------------------------------------------------------------------------
Richard Lapaglia                      1,300,000           0.2%
--------------------------------------------------------------------------------
Melvin Williams                         140,408           0.0%
--------------------------------------------------------------------------------
Total-all officers & directors      175,137,941          25.0%
--------------------------------------------------------------------------------

(1) Unless otherwise indicated, the address for each of these stockholders is c/o Planetlink Communications, Inc., 1415 Bookhout Drive, Cumming, Georgia 30041. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he beneficially owns.

(2) The shares of Shawn Chemtov, Mary Hitt and Richard Lapaglia are the shares that each held as stated on their respective Form 3s filed by each upon election to the Board of Directors. M. Dewey Bain shares reflect shares he acquired after the Form 10-KSB was filed for the period ended December 31, 2004.

(3) Mr. Bain held 10.91% of the outstanding share of the Company as of December 31, 2004 and is the only person known to hold more than 10% of the outstanding shares of the Company as of the date hereof.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to us for the fiscal years ended December 31, 2002, 2003 and 2004.

--------------------------------------------------------------------------------
        Annual Compensation
--------------------------------------------------------------------------------
Name and Principal                    Salary      Bonus      Other Annual
Position                   Year       ($)         ($)        Compensation ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harold D. Jackson,         2002          -0-      -0-           -0-
Chairman                   2003       12,000      -0-           -0-
                           2004       12,000      -0-           -0-

--------------------------------------------------------------------------------
M. Dewey Bain,             2002           -0-     -0-           -0-
President                  2003        80,106     -0-           -0-
                           2004       240,000     -0-        18,600
--------------------------------------------------------------------------------

In 2004, Mr. Bain, the President of the company was awarded 600,000 shares of stock valued at $18,600 for his service to the company.

      Other Transactions

M. Dewey Bain During 2002, Mr. Bain lent the Company $990,264 and advanced it another $25,000. The $990,264 is represented by a note dated December 31, 2002 in that sum bearing interest at 10%. That note was reduced to $570,476 through the issuance of 25,000,000 shares of common stock to Mr. Bain. Taking into the consideration the price of the Company's shares on the open during the last three months of 2002, after negotiation with the independent members of the Board, the shares were valued by the Board at the $387,000. During 2003, Mr. Bain lent the Company $307,438 which is represented by a note dated December 31, 2003 bearing interest at 10%. Both notes are demand notes. No demands have been made.

EMPLOYMENT AGREEMENTS

      The Company has no employment agreements with any of its officers or directors.

STOCK OPTIONS AND SAR GRANTS IN THE LAST FISCAL YEAR

      There were no grants of stock options to the named executive officers during the fiscal year ended December 31, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The board of directors has acted as the compensation committee to date. In establishing compensation levels, our board endeavored to ensure the compensation programs for our executive officers were effective in attracting and retaining key executives responsible for our success and were administered in an appropriate fashion in our long-term best interests and our shareholders. In that regard, our board of directors sought to align the total compensation for our executive officers with our performance and the individual performance of each of our executive officers in assisting us in accomplishing our goals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Our common stock is the only class of securities registered with the SEC.

Based solely upon a review of copies of filings on Forms 3, 4, and 5, we are aware of six persons who during the year ended December 31, 2004, were directors, officers, or beneficial owners of more than ten percent of our common stock. Those who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year are:

- M. Dewey Bain. - Mr. Bain was an officer and director during the entire year 2004. Mr. Bain failed to timely file a Form 4 for the year ended December 31, 2004.

- Darrell Carver. - Mr. Carver was an officer and director during the entire year 2004. Mr. Carver failed to timely file a Form 4 for the year ended December 31, 2004.

- Sharon Cooper. - Ms. Cooper was an officer since May 1, 2004. Ms. Cooper failed to timely file a Form 4 for the year ended December 31, 2004.

- Melvin Williams. - Mr. Williams was an officer and director during the entire year 2004. Mr. Williams failed to timely file a Form 4 for the year ended December 31, 2004.

All officers, directors and persons known to own more than 10% of our common stock have been informed of the need to file in a timely manner and we expect that in the future they will do so.

VOTE REQUIRED

      Our board of directors recommends that shareholders vote FOR each of the nominees. When a quorum is present, a favorable vote by a majority of shares in attendance will elect a nominee.

PROPOSAL 2 TO RESTATE AND AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

WHAT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WILL ACCOMPLISH.

      Principally, the proposed amended and restated certificate of incorporation will (A.) increase the number of authorized shares to one billion five hundred million ; (B.) provide for a class of one hundred and fifty million share preferred stock (reserved out of the total of 1.5 billion), the series and terms of which may be set by the board of directors; and (C) augment provisions of the Georgia code regarding indemnification of officers and directors. By filing the amendment as a restatement, the new document will replace the entire certificate of incorporation and all amendments, thus eliminating the need to refer back to those documents to determine the authority, rights and obligations of the Company and its stockholders. A copy of the proposed amendment is an exhibit to this proxy statement.

      The Need To Increase The Number Of Authorized Shares.

      The Company's Certificate of Incorporation currently authorizes the Company to issue up to 800,000,000 shares of Common Stock. As of September 6, 2005, its records stated that the Company had issued and outstanding 699,742,243 shares of Common Stock. In addition other shares are needed to comply with contractual commitments such as the 2005 Stock Award Program. As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been greatly reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been severely diminished. The proposed increase of authorized shares will improve the Company's flexibility to take such actions.

VOTE REQUIRED

      Our board of directors recommends that shareholders vote FOR Proposal 2. When a quorum is present, the proposal will be approved if the votes cast favoring the approval exceed the votes cast opposing the approval.

PROPOSAL 3 TO PROVIDE FOR A CLASS OF PREFERRED STOCK WITH TERMS TO BE SET BY THE BOARD OF DIRECTORS.

            What the Authorization of Preferred Stock. Will Accomplish

      If the proposal to amend and restate the certificate of incorporation is adopted, when it becomes effective, the board of directors will be entitled to authorize the designation and issuance of up to 150,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. The Board of Directors of the Company will have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock. The Board of Directors believes that having blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

Rights and Preferences With Respect to Common Stock.

      If the Company issues preferred stock, such preferred stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the common stock. For example, in liquidation, the holders of the preferred stock may be entitled to receive a certain amount per share of preferred stock before the holders of the common stock receive any distribution. In addition, the holders of preferred stock may be entitled to a certain number of votes per share of preferred stock and such votes may dilute the voting rights of the holders of common stock when the Company seeks to take corporate action. Furthermore, preferred stock could be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of preferred stock, if issued, could dilute the interests of the holders of common stock.

Possible Anti-Takeover Effect.

      In addition to financing purposes, the Company could also issue shares of common stock or preferred stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Those shares could also be privately placed with purchasers favorable to the Board of Directors in opposing such an action. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of the Company's common stock, on any merger, sale or exchange of assets by the Company, or any other extraordinary corporate transaction.

      The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

VOTE REQUIRED

      Our board of directors recommends that shareholders vote FOR Proposal 3. When a quorum is present, the proposal will be approved if the votes cast favoring the approval exceed the votes cast opposing the approval.

PROPOSAL 4 TO AUGMENT THE INDEMNIFICATION PROVISIONS OF THE GEORGIA CORPORATION CODE IN THE RESTATED AND AMENDED CERTIFICATE OF INCORPORATION

      Section 14-2-202(b)(4) of the Georgia Business Corporation Code (the "Georgia Code") provides that a corporation's articles of incorporation may include a provision that eliminates or limits the personal liability of directors for monetary damages to the corporation or its shareholders for any action taken, or any failure to take any action, as a director, provided, however, that the Section does not permit a corporation to eliminate or limit the liability of a director for appropriating, in violation of his or her duties, any business opportunity of the corporation, for acts or omissions including intentional misconduct or a knowing violation of law, receiving from any transaction an improper personal benefit, or voting for or assenting to an unlawful distribution (whether as a dividend, stock repurchase or redemption, or otherwise) as provided in Section 14-2-832 of the Georgia Code. Section 14-2-202(b)(4) also does not eliminate or limit the rights of the Company or any shareholder to seek an injunction or other non-monetary relief in the event of a breach of a director's duty to the corporation and its shareholders. Additionally, Section 14-2-202(b)(4) applies only to claims against a director arising out of his or her role as a director, and does not relieve a director from liability arising from his or her role as an officer or in any other capacity.

      The provisions of proposed amended and restated Articles of Incorporation are similar in all substantive respects to those contained in Section 14-2-202(b)(4) of the Georgia Code as outlined above. The proposed amendment and restated certificate further provides that the liability of directors of the Company shall be limited to the fullest extent permitted by amendments to Georgia law.

      Sections 14-2-850 to 14-2-859, inclusive, of the Georgia Code govern the indemnification of directors, officers, employees, and agents. Section 14-2-851 of the Georgia Code permits indemnification of a director of the Company for liability incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, subject to certain limitations, civil actions brought as derivative actions by or in the right of the Company)in which he or she is made a party by reason of being a director of the Company and of directors who, at the request of the Company, act as directors, officers, partners, trustees, employees or agents of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The section permits indemnification if the director acted in good faith and reasonably believed (a) in the case of conduct in his or her official capacity, that such conduct was in the best interests of the corporation, (b) in all other cases other than a criminal proceeding that such conduct was at least not opposed to the best interests of the corporation, and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful. If the required standard of conduct is met, indemnification may include judgments, settlements, penalties, fines or reasonable expenses (including attorneys' fees) incurred with respect to a proceeding.

      A Georgia corporation may not indemnify a director under Section 14-2-851
(i) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred by such director in connection with the proceeding provided it is determined that such director met the relevant standard of conduct set forth above, or (ii) in connection with any proceeding with respect to conduct for which such director was adjudged liable on the basis that he or she received an improper personal benefit.

      Prior to indemnifying a director under Section 14-2-851 of the Georgia Code, a determination must be made that the director has met the relevant standard of conduct. Such determination must be made by: (i) a majority vote of a quorum consisting of directors not at that time parties to the suit; (ii) a duly designated committee of directors; (iii) duly selected special legal counsel; or (iv) a vote of the shareholders, excluding shares owned by or voted under the control of directors who are at the time parties to the suit.

      A Georgia corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he or she is a director, provided that such director delivers to the corporation a written affirmation of his or her good faith belief that he or she met the relevant standard of conduct described in Section 14-2-851 of the Georgia Code, or that the proceeding involves conduct for which such director's liability has been properly eliminated by action of the corporation, and a written undertaking by the director to repay any funds advanced if it is ultimately determined that such director was not entitled to such indemnification. Section 14-2-852 of the Georgia Code provides that directors who are successful which respect to any claim brought against them, which claim is brought because they are or were directors of the Company, are entitled to mandatory indemnification against reasonable expenses incurred in connection therewith.

      The Georgia Code also allows a Georgia corporation to indemnify directors made a party to a proceeding without regard to the above-referenced limitations, if authorized by the articles of incorporation or a bylaw, contract, or resolution duly adopted by a vote of the shareholders of the corporation by a majority of votes entitled to be cast, excluding shares owned or voted under the control of the director or directors who are not disinterested, and to advance funds to pay for or reimburse reasonable expenses incurred in the defense thereof, subject to restrictions similar to the restrictions described in the preceding paragraph; provided, however, that the corporation may not indemnify a director adjudged liable (1) for any appropriation, in violation of his or her duties, of any business opportunity of the Company, (2) for acts or omissions which involve intentional misconduct or a knowing violation of law, (3) for unlawful distributions under Section 14-2-832 of the Georgia Code, or (4) for any transaction in which the director obtained an improper personal benefit.

      Section 14-2-857 of the Georgia Code provides that an officer of the Company (but not an employee or agent generally) who is not a director has the mandatory right of indemnification granted to directors under Section 14-2-852, as described above. In addition, the Company may, as provided by the Company's proposed amended and restated certificate, the Company's bylaws, general or specific actions by its board of directors or contract, indemnify and advance expenses to an officer, employee or agent who is not a director to the extent that such indemnification is consistent with public policy.

      The indemnification provisions of the Company's bylaws and amended and restated Articles of Incorporation are consistent with the foregoing provisions of the Georgia Code. However, the Company's proposed amended and restated certificate prohibits indemnification of a director who did not believe in good faith that his or her actions were in, or not contrary to, the Company's best interests. The Company's Bylaws extend the indemnification available to officers under the Georgia Code to employees and agents.

VOTE REQUIRED

      Our board of directors recommends that shareholders vote FOR Proposal 4. When a quorum is present, the proposal will be approved if the votes cast favoring the approval exceed the votes cast opposing the approval.

PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Subject to shareholder ratification, the board of directors has appointed Chisholm, Bierwolf & Nilson LLC, ("Chisholm") certified public accountants, Bountiful, Utah, has served as our independent public accountants effective August 5, 2005. The shareholders are being asked to ratify the selection of Chisholm as independent auditors for the fiscal year ending December 31, 2005. Representatives of Chisholm are not expected to be present at the meeting but will be available by telephone conference line. Chisholm will have an opportunity to make a statement if it wishes to do so.

AUDIT FEES

      The aggregate fees billed by our auditors, Russell Bedford Stefanou Mirchandani, LLP ("Russell Bedford"), for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2004 and to review the restatements of the 2nd and 3rd quarters of 2004 were $37,500 and $15,000 respectively.

      The aggregate fees billed by our auditors, Kahn Boyd Levychin, LLP ("Kahn"), for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2003 and to review the restatements of the 2nd and 3rd quarters of 2004 were $19,610. In 2004 the Company also paid Kahn $22,575 for the restatement of the certified audits for the years ended December 31, 2001, 2002 and 2001 and the restatement of the quarter ended March 31, 2004.

      The board, acting as an audit committee deemed the fees charged to be compatible with maintenance of the independence of our auditors.

AUDIT-RELATED FEES During the last two fiscal years, no fees were billed or incurred for services which were related to the audit or review of financial statements by any of our accountants.

TAX FEES During the last two fiscal years, no fees were billed or incurred for services which were related to tax compliance, tax advice or tax planning any of our accountants.

ALL OTHER FEES During the last two fiscal years, no other fees were billed or incurred for services by any of our accountants other than the audit fees noted above. The board, acting as an audit committee deemed the fees charged to be compatible with maintenance of the independence of our auditors.

CHANGES IN OUR CERTIFYING ACCOUNTANT

      Effective August 5, 2005, the services of Russell Bedford were replaced by the Chisholm firm. The decision to change accountants was recommended by our board of directors.

      Russell Bedford's reports on our financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However the report of which were included in our quarterly and annual reports for 2002 and 2003, and our quarterly report for the quarter ended March 31, 2004 all filed with the SEC raised substantial doubt about our ability to continue as a going concern.

      During the two most recent fiscal years and any subsequent interim period through July, 2005 there were no disagreements between us and Russell Bedford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Russell Bedford would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

      Effective August 5, 2004 we engaged Chisholm as our independent accountants to report on the our balance sheet as of December 31, 2005 and subsequent periods, and the related combined statements of income, shareholders' equity and cash flows for the years then ended.

      During our two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither we nor anyone on our behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

      We provided the former accountants with a copy of our current report on Form 8-K before its filing with the We requested the former accountants to furnish us with a letter addressed to the Commission stating whether it agreed with the statements made by us in the August 9th current report. We filed the former accountants' letter as an exhibit to our current report on Form 8-K filed with the Commission on August 9, 2005.

CHANGES IN OUR CERTIFYING ACCOUNTANT

      Effective August 5, 2005, the services of Russell Bedford were replaced by the Chisholm firm. The decision to change accountants was recommended by our Board of directors.

      Russell Bedford's reports on our financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However the report of which were included in our quarterly and annual reports for 2002 and 2003, and our quarterly report for the quarter ended March 31, 2004 all filed with the SEC raised substantial doubt about our ability to continue as a going concern.

      During the two most recent fiscal years and any subsequent interim period through July, 2005 there were no disagreements between us and Russell Bedford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Russell Bedford would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

      Effective August 5, 2004 we engaged Chisholm as our independent accountants to report on the our balance sheet as of December 31, 2005 and subsequent periods, and the related combined statements of income, shareholders' equity and cash flows for the years then ended.

      During our two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither we nor anyone on our behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

      We provided the former accountants with a copy of our current report on Form 8-K before its filing with the Commission on August 9, 2005. We requested the former accountants to furnish us with a letter addressed to the Commission stating whether it agreed with the statements made by us in the August 9th current report. We filed the former accountants' letter as an exhibit to our current report on Form 8-K filed with the Commission on August 9, 2005.

VOTE REQUIRED

      Our board of directors recommends that shareholders vote FOR ratification of the selection of Chisholm as our independent public accountants for the fiscal year ending December 31, 2005. When a quorum is present, the proposal will be approved if the votes cast favoring the approval exceed the votes cast opposing the approval.

FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

      Our Annual Report on Form 10-KSB for the year ended December 31, 2004, and financial information from our Quarterly Reports for the Period Ended March 31, 2005 and June 30, 2005 are incorporated herein by reference.

EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

      WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED MARCH 31, 2005 AND JUNE 30, 2005, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORT AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORT UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 145 BOOKHOUT DRIVE, CUMMING, GEORGIA 30041, TELEPHONE NUMBER (678) 455-7075.

OTHER MATTERS TO COME BEFORE THE MEETING

      Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of Planetlink Communications, Inc. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

COMMUNICATIONS WITH THE DIRECTORS AND THE BOARD

      Security holders may send communications to the Board or to its individual members by mail addressed to the Board or to the individual member at the address of the company appearing herein, or in care of Mary Hitt at her e-mail address: mhitt@planettraks.com. All communications directed to individual Board members will be sent to them if they relate to the substantive business of the company.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

      Proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by Planetlink Communications, Inc. by December 31, 2005 to be considered for inclusion in the proxy statement and form of proxy relating to the 2006 meeting.

                                           By Order of the Board of Directors,

                                           /s/  M. Dewey Bain
                                           -------------------------------------
                                           M. Dewey Bain,
                                           President and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF PLANETLINK COMMUNICATIONS,
INC.

1. The name of this corporation is Planetlink Communications, Inc. The corporation is referred to hereinafter as the "Corporation."

2. The Corporation was originally incorporated under the name: Fifth Avenue Acquisition I Corp.

2. The Corporation shall have perpetual duration.

3. The Corporation has been organized as a corporation for profit pursuant to the Georgia Business Corporation Code, for the purpose of engaging in any lawful activities permitted by the laws of Georgia.

4. The Corporation shall have one billion five hundred million shares authorized (1,500,000,000) of which one hundred and fifty million (150,000,000) shall be preferred stock.

      A. Common Stock. The authorized voting common stock of the corporation is one billion three hundred fifty million shares , par value $.001 per share. Each share shall have one vote.

      B. Preferred Stock. The authorized preferred stock of the Corporation is one hundred fifty million (150,000,000) shares. The Corporation, acting by its board of directors, without action by the shareholders, may, from time to time by resolution and upon the filing of such [declaration] certificate or articles of amendment as may be required by the Georgia Business Corporation Code as then in effect, authorize the issuance of shares of preferred stock in one or more series, determine the[ par value], preferences, voting rights, limitations, and relative rights of the class or of any series within the class, and designate the number of shares within that series. The Board of Directors may exercise the authority granted to it by this provision to the fullest extent permitted by the Georgia Business Corporation Code.

5. Each share of common stock of the Corporation shall have unlimited voting rights.

6. Shareholders shall not have the preemptive right to acquire unissued shares of the Corporation.

7. No director of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of the law; (iii) for the types of liability set forth in section 14-2-832 of the Revised Georgia Business Corporation Code; or (iv) for any transaction from which the director received an improper personal benefit. If the Georgia Business Corporation Code is amended to authorize corporate action further limiting the personal liability of directors, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the Georgia Business Corporation Code, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to the time of such repeal or modification.

8. The Corporation shall indemnify a director against reasonable expenses and liability incurred by him, and shall advance expenses upon receipt from the director of the written affirmation and repayment authorization required by section 14-2-853 of the Georgia Business Corporation Code, provided, however, that the Corporation shall not indemnify a director for any liability incurred by a director if he failed to act in a manner he believed in good faith to be in or not opposed to the best interests of the Corporation, or to have improperly received a personal benefit or, in the case of any criminal proceeding, if he had reasonable cause to believe his conduct was unlawful, or in the case of a proceeding by or in the right of the Corporation, in which he was adjudged liable to the Corporation, unless a court shall determine that the director is fairly and reasonably entitled to indemnification in view of all the circumstances, in which case the director shall be indemnified for reasonable expenses incurred.

    ************************************************************************

            The provisions of this Amended and Restated Articles of Incorporation were duly approved by the shareholders of the Corporation in accordance with the provisions of Sections 14-2-1007 and 14-2-1003 of the Georgia Business Corporation Code on the ____ th day of ____________, 2005.

            This Amended and Restated Articles of Incorporation were duly adopted and authorized by the Board of Directors of the Company on _____ th day of ____________, 2005.

            IN WITNESS WHEREOF, Planetlink Communications, Inc. has caused its duly authorized officer to execute this Amended and Restated Articles of Incorporation as of this _____th day of ____________, 2005.


By: /s/ M. Dewey Bain
    -----------------------------------
Name:  M. Dewey Bain
Title: President and Chief Executive Officer


ATTEST:

/s/
-----------------------------------
Name:
Title:  Secretary

STATE OF  _______________ )

CITY OF  __________________ )

            I, _________________, a notary public, do hereby certify that on this ____th day of ____________, personally appeared before me M. Dewey Bain who, being by me first duly sworn, declared that he is the President Planetlink Communications, Inc., that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.

                                /s/
[SEAL]                          --------------------------------
                                Notary Public

My Commission on -------------, 200-.

                         PLANETLINK COMMUNICATIONS, INC.
                               1415 BOOKHOUT DRIVE
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075

                                      PROXY

      THIS PROXY IS SOLICITED BY THE MANAGEMENT OF PLANETLINK COMMUNICATIONS, INC. (THE "COMPANY") FOR AN ANNUAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON NOVEMBER 4, 2005.

      The undersigned hereby appoints M. Dewey Bain, or instead of the foregoing, Mary Hitt, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at offices of Andre & Blaustein, 127 Peachtree Street, N.E. Suite 700, Atlanta, Georgia 30303 on November 4, 2004 at 2:00 p.m., Atlanta, Georgia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

      1.    Election of Directors.
            M. Dewey Bain                                FOR |_|   WITHHELD |_|
            Harold Jackson                               FOR |_|   WITHHELD |_|
            Darrell Carver                               FOR |_|   WITHHELD |_|
            Shawn Chemtov                                FOR |_|   WITHHELD |_|
            Richard Lapaglia                             FOR |_|   WITHHELD |_|
            Mary Hitt                                    FOR |_|   WITHHELD |_|
            Melvin Williams                              FOR |_|   WITHHELD |_|

      2. To adopt the provisions of the amended and restated certificate of incorporation to increase the number of authorized shares

                FOR |_|          AGAINST |_|          ABSTAIN |_|

      3. To adopt the provisions of the proposed amended and restated certificate of incorporation to provide for a class of preferred stock.

                FOR |_|          AGAINST |_|          ABSTAIN |_|

      4. To adopt the provisions of the proposed amended and restated certificate of incorporation to augment Georgia law indemnification provisions.

                FOR |_|          AGAINST |_|          ABSTAIN |_|

      5. To ratify the selection of Chisholm, Bierwolf & Nilson LLC, certified public accountants, Bountiful, Utah, as our independent public accountants for the fiscal year ending December 31, 2005

                FOR |_|          AGAINST |_|          ABSTAIN |_|

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated______________________________________, 2005


____________________________________________
Signature of Shareholder


____________________________________________
Printed Name of Shareholder

      A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF COMPANY 10715 GULFDALE, SUITE 285, SAN ANTONIO, TX 78216, BEFORE THE MEETING, OR DELIVERED AT THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

      Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

      THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON ANY BALLOT. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

______________________________________________________

______________________________________________________

______________________________________________________
(Please advise the Company of any change of address)